UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2009


                              WOLLEMI MINING CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-149898               26-1272059
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)         Identification Number)

     Room 42, 4th Floor, New Henry House, 10 Ice Street, Central, Hong Kong
               (Address of Principal Executive Offices, Zip Code)

                                (00852) 2810 7822
              (Registrant's telephone number, including area code)

                    108 Landis Avenue, Chula Vista, CA 91910
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On September 29, 2009, Christopher Coldicutt (the "Seller") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement No.1") with three purchasers and the purchasers' representative. Under the Stock Purchase Agreement No. 1, the Seller agreed to sell 793,333 shares of Wollemi Mining Corp. (the "Company") (that is 1,190,000 post-1.5-for-1 forward split shares) to the purchasers for a total of $74,000.

On the same date, the Seller entered into another Stock Purchase Agreement (the "Stock Purchase Agreement No.2") with another five purchasers and the purchasers' representative. Under the Stock Purchase Agreement No. 2, the Seller agreed to sell 1,206,667 shares of the Company (that is 1,810,000 post-1.5-for-1 forward split shares) to the purchasers for a total of $175,000. The Company signed both Stock Purchase Agreements solely to join the Seller in making warranties and representations about the Company.

The closing of the transactions (the "Closing") under the Stock Purchase Agreement No. 1 and the Stock Purchase Agreement No. 2 (collectively referred to as the "Stock Purchase Agreements"), which was subject to the completion of the 1.5-for-1 forward split, occurred on October 22, 2009 ("Closing Date"). On the Closing Date, pursuant to the terms of the Stock Purchase Agreements, eight purchasers purchased a total of 3,000,000 post split shares of the issued and outstanding common stock of the Company, representing 66.67% of the total issued and outstanding stock of the Company, from Christopher Coldicutt. In exchange for the controlling shares of the Company, the purchasers agreed to pay a total of $249,000, as referenced in this Item 5.01.

Susana Gomez resigned as an officer and director of the Company effective as of the Closing, and Chen Yi was appointed the director and officer of the Company effective as of the Closing.

The following table sets forth, as of the date of this report, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                               Amount and Nature of      Percent of
Title of Class        Name of Beneficial Owner (1)             Beneficial Ownership         Class
--------------        ----------------------------             --------------------         -----
Common Stock        Wang Chen                                        400,000               13.33%
Common Stock        Yang  Ming                                       400,000               13.33%
Common Stock        Asia Alpha Limited                               343,333               11.44%
Common Stock        China Overseas Financial Group Limited           250,000                8.33%
Common Stock        Chen Hongmei                                     200,000                6.67%
Common Stock        Hu Yicheng                                       200,000                6.67%
Common Stock        Infinity Wealth Management Ltd                   200,000                6.67%
Common Stock        All Officers and Directors
                     as a Group (one person) (2)                     200,000                6.67%

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
----------
(1)  Beneficial  ownership has been  determined  in  accordance  with Rule 13d-3
     under  the  Exchange  Act  and  unless  otherwise   indicated,   represents
     securities for which the beneficial owner has sole voting and investment power.

(2) Chen Yi is the controlling person of Ininity Wealth Management Ltd. He was appointed as the CEO and director of the Company as of the Closing. This makes up the controlling power of 6.67% by all officers and directors as a group, of the Company's totally issued and outstanding shares, as of the Closing

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 22, 2009, in connection with the Stock Purchase Agreements referenced in Item 5.01 above, Susana Gomez, the Company's sole director and officer at that time, tendered her resignation from the board of directors and from any and all offices of the Company held by her effective as of the Closing. Susana Gomez appointed Chen Yi as a replacing director, the President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company, effective automatically as of the Closing. Susana Gomez's resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices. The letter of resignation of Susana Gomez is attached hereto as
Exhibit 17.1.

From March 2008 to now, Mr. Chen Yi has served as the general manager of Beijing Sunrise Technologies Co., Ltd. He oversees that company's marketing and sales functions as well as the day-to-day operations of the business. He is also responsible for leading or coordinating the strategic planning functions of that company. From February 2005 to March 2008, he worked as a regional manager at Amoi Electronic Corporation Limited. Being stationed in the Amoi business division in Cangzhou city, he handled the accounting, human resources, payroll, purchasing and staff training, to the satisfaction of Amio Headquarter. Mr. Chen received his bachlor's degree from Huazhong Agricultural University.

ITEM 8.01 OTHER EVENTS

On September 29, 2009, the Company authorized a 1.5-for-1 forward stock split of all issued and outstanding shares of the Company's common stock, payable on October 29, 2009 to shareholders of record as of the close of busines on October 28, 2009. The Company will have 4,500,000 shares of common stock issued and outstanding after the forward stock split.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                             Exhibit Title
-----------                             -------------

   10.1 Stock Purchase Agreement No. 1 dated as of September 29, 2009, by and among Christopher Coldicutt, three purchasers, the purchasers' representative and the Company.

   10.2 Stock Purchase Agreement No. 2 dated as of September 29, 2009, by and among Christopher Coldicutt, five purchasers, the purchasers' representative and the Company.

   17.1       Resignation Letter of Susana Gomez


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Wollemi Mining Corp.


Date: October 22, 2009                    By: /s/ Chen Yi
                                              ----------------------------------
                                              Chen Yi, President


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